UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Schedule of Investments.

MUTUAL FUNDS

John Hancock

Hedged Equity & Income Fund

Annual Report

10.31.11

Ticker | **HEQ**

Managed distribution plan

The Fund has adopted a managed distribution plan (Plan). Under the Plan, the Fund makes quarterly distributions of an amount equal to 1.8125% of the Fund’s net asset value (NAV) as of each measuring date, based upon an annual rate of 7.25% as of such measuring dates. The amount of each quarterly distribution declared under the Plan will be based on the NAV of the Fund at the close of the New York Stock Exchange on the last business day of the month ending two months prior to each quarterly declaration date. The Fund may also make additional distributions (i) for purposes of avoiding federal income tax on the Fund of investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of avoiding federal excise tax of ordinary income and capital gain net income, if any, not included in such regular distributions.

Although the Fund has adopted the Plan, it may discontinue the Plan. The Board of Trustees of the Fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The Plan will be subject to periodic review by the Fund’s Board of Trustees.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan. The Fund’s total return at NAV is presented in the Financial highlights.

With each distribution that does not consist solely of net income, the Fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Annual report | Hedged Equity & Income Fund

Management’s discussion of
Fund performance

By Wellington Management Company, LLP

During the period since the Fund’s inception on May 26, 2011 through the end of October, the global financial markets experienced tremendous volatility. Equities tumbled early in the period amid rising risk aversion and concerns that the world economy could slip back into recession. Equities surged higher in October however, partially offsetting these losses. For the period from inception through October 31, 2011, John Hancock Hedged Equity & Income Fund posted a total return of –8.98% at net asset value (NAV) and –22.33% at market price. The Fund’s NAV return and its market performance differ because the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV price at any time. The Fund’s benchmark, the Russell 3000 Index, returned –5.28% in the same period. The Fund’s annualized distribution rate was 8.53% at NAV and 9.55% at closing market price on October 31, 2011. The first distribution consisted of 94% return of capital and 6% net investment income. The options strategy overall produced negative returns and detracted from performance. The downside equity market protection component of the options strategy generated positive results during the period as the S&P 500 Index declined. However, the premium income received from writing call options was more than offset by losses on these options when the equity market rallied at certain points during the period.

Within the equity strategy, stocks from the information technology, energy, industrials, and consumer staples sectors underperformed those of the index. Switzerland-based financial service company UBS AG and Brazil’s largest vertically integrated oil and gas company Petrobras (Petroleo Brasileiro S.A.) were among the top detractors from relative performance. Stocks within the consumer discretionary and financials sectors helped relative returns. Cisco Systems, Inc., a global supplier of networking equipment, and eBay, Inc., a provider of online marketplaces and payment solutions, were among the top contributors.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The extent of the Fund’s use of written call options and put option spreads may vary over time depending on the subadviser’s assessment of market circumstances and other factors. A call option is in-the-money if the price of the underlying security is above the strike price and is out-of-the-money if the price of the underlying security is below the strike price. A put option is in-the-money if the price of the underlying security is below the strike price. Call and put option statistics are subject to change due to active management.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Hedged Equity & Income Fund	7

Portfolio summary

Top 10 Holdings (14.6% of Net Assets on 10-31-11)[1,2]

Apple, Inc.	2.0%	Wells Fargo & Company	1.5%

Occidental Petroleum Corp.	1.9%	Oracle Corp.	1.1%

PepsiCo, Inc.	1.7%	The Western Union Company	1.1%

Cisco Systems, Inc.	1.7%	Omnicom Group, Inc.	1.0%

Microsoft Corp.	1.6%	General Dynamics Corp.	1.0%

Sector Composition[1,3]

Information Technology	21%	Consumer Staples	7%

Consumer Discretionary	16%	Options Purchased	6%

Industrials	14%	Materials	3%

Financials	11%	Utilities	2%

Energy	9%	Telecommunication Services	1%

Health Care	9%	Short-Term Investments & Other	1%

1 As a percentage of net assets on 10-31-11.

2 Excludes cash and cash equivalents.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Hedged Equity & Income Fund | Annual report

Fund’s investments

As of 10-31-11

	Shares	Value
Common Stocks 92.53%		$229,851,147

(Cost $245,959,461)

Consumer Discretionary 16.12%		40,052,350

Auto Components 0.23%

Gentex Corp.	11,500	346,380

Johnson Controls, Inc.	7,000	230,510

Automobiles 0.31%

Harley-Davidson, Inc.	18,705	727,625

Hyundai Motor Company, Ltd.	278	56,391

Distributors 0.02%

LKQ Corp. (I)	2,000	58,360

Diversified Consumer Services 0.60%

Allstar Co-Invest Block Feeder LLC (I)(R)	236,300	236,300

Apollo Group, Inc., Class A (I)	7,780	368,383

Matthews International Corp., Class A	11,880	417,463

Weight Watchers International, Inc.	6,290	469,360

Hotels, Restaurants & Leisure 1.67%

CEC Entertainment, Inc.	9,780	309,244

Chipotle Mexican Grill, Inc. (I)	500	168,060

Choice Hotels International, Inc.	9,080	324,973

Las Vegas Sands Corp. (I)	7,750	363,863

McDonald’s Corp.	10,940	1,015,779

Sonic Corp. (I)	136,250	1,009,613

Starbucks Corp.	19,944	844,429

Wynn Macau, Ltd.	19,200	52,726

Wynn Resorts, Ltd.	500	66,400

Household Durables 0.96%

Jarden Corp.	8,200	262,646

NVR, Inc. (I)	2,115	1,359,416

Tempur-Pedic International, Inc. (I)	11,080	754,105

Internet & Catalog Retail 1.02%

Amazon.com, Inc. (I)	7,132	1,522,753

Blue Nile, Inc. (I)	8,170	368,712

priceline.com, Inc. (I)	1,111	564,077

Shutterfly, Inc. (I)	1,700	70,839

See notes to financial statements	Annual report | Hedged Equity & Income Fund	9

	Shares	Value
Leisure Equipment & Products 1.33%

Brunswick Corp.	13,600	$240,176

Hasbro, Inc.	17,990	684,699

Mattel, Inc. (C)	83,326	2,353,126

Polaris Industries, Inc.	600	38,004

Media 3.15%

Arbitron, Inc.	17,090	678,986

Comcast Corp., Class A	92,640	2,172,408

DIRECTV, Class A (I)	5,263	239,256

News Corp., Class A	19,226	336,840

Omnicom Group, Inc.	58,360	2,595,853

Sirius XM Radio, Inc. (I)	228,738	409,441

The Walt Disney Company	39,599	1,381,213

Multiline Retail 1.11%

Fred’s, Inc., Class A	29,800	363,262

Target Corp. (C)	43,633	2,388,907

Specialty Retail 4.23%

Abercrombie & Fitch Company, Class A	8,250	613,800

Advance Auto Parts, Inc.	9,510	618,816

Ascena Retail Group, Inc. (I)	14,170	409,513

Bed Bath & Beyond, Inc. (I)	4,203	259,914

CarMax, Inc. (I)	4,560	137,074

Express, Inc.	14,600	329,814

GNC Holdings, Inc., Class A (I)	7,300	180,675

Home Depot, Inc. (C)	51,440	1,841,552

Limited Brands, Inc.	2,500	106,775

Lowe’s Companies, Inc. (C)	104,413	2,194,761

Monro Muffler Brake, Inc.	8,335	309,145

PetSmart, Inc.	5,019	235,642

Ross Stores, Inc.	8,791	771,234

Stage Stores, Inc.	35,910	561,273

The Buckle, Inc.	3,979	177,304

The Cato Corp., Class A	24,380	624,859

The Children’s Place Retail Stores, Inc. (I)	3,500	164,325

TJX Companies, Inc.	8,351	492,124

Tractor Supply Company	1,000	70,940

Urban Outfitters, Inc. (I)	14,570	397,033

Textiles, Apparel & Luxury Goods 1.49%

Burberry Group PLC	14,963	320,221

Coach, Inc.	16,643	1,082,960

Deckers Outdoor Corp. (I)	6,928	798,383

Fossil, Inc. (I)	474	49,135

Hanesbrands, Inc. (I)	12,700	334,899

Lululemon Athletica, Inc. (I)	11,035	623,257

Ralph Lauren Corp.	1,838	291,856

Skechers U.S.A., Inc., Class A (I)	14,340	204,488

10	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Consumer Staples 6.79%		$16,854,135

Beverages 2.16%

Molson Coors Brewing Company, Class B	28,380	1,201,609

PepsiCo, Inc. (C)	66,356	4,177,110

Food & Staples Retailing 1.65%

Casey’s General Stores, Inc.	9,540	472,707

CVS Caremark Corp.	52,477	1,904,915

Shoprite Holdings, Ltd.	2,534	36,940

Sysco Corp. (C)	60,550	1,678,446

Food Products 2.16%

Diamond Foods, Inc.	1,400	92,050

General Mills, Inc.	33,810	1,302,699

Green Mountain Coffee Roasters, Inc. (I)	8,920	579,978

Kraft Foods, Inc., Class A	50,570	1,779,053

Mead Johnson Nutrition Company	900	64,665

Ralcorp Holdings, Inc. (I)	5,600	452,704

Unilever NV — NY Shares	31,400	1,084,242

Household Products 0.05%

Colgate-Palmolive Company (C)	1,280	115,674

Tobacco 0.77%

Altria Group, Inc.	2,700	74,385

Lorillard, Inc.	550	60,863

Philip Morris International, Inc.	25,420	1,776,095

Energy 9.39%		23,318,556

Energy Equipment & Services 1.22%

Baker Hughes, Inc.	3,594	208,416

Bristow Group, Inc.	6,360	316,601

Cameron International Corp. (I)	7,838	385,159

Core Laboratories NV	2,325	251,705

Diamond Offshore Drilling, Inc.	6,612	433,350

McDermott International, Inc. (I)	18,725	205,601

Oceaneering International, Inc.	7,443	311,341

Schlumberger, Ltd.	7,660	562,780

SEACOR Holdings, Inc.	4,000	340,600

Oil, Gas & Consumable Fuels 8.17%

Alpha Natural Resources, Inc. (I)	5,200	125,008

Anadarko Petroleum Corp.	18,637	1,463,005

Apache Corp.	6,460	643,610

BG Group PLC	90,791	1,967,519

Bumi PLC (I)	7,465	88,668

Cabot Oil & Gas Corp.	2,400	186,528

Canadian Natural Resources, Ltd.	5,099	180,250

Chesapeake Energy Corp.	8,000	224,960

Chevron Corp.	17,450	1,833,123

Consol Energy, Inc.	5,300	226,628

EOG Resources, Inc.	8,040	719,017

Exxon Mobil Corp. (C)	29,977	2,340,904

Georesources, Inc. (I)	9,840	261,154

See notes to financial statements	Annual report | Hedged Equity & Income Fund	11

	Shares	Value
Oil, Gas & Consumable Fuels (continued)

Occidental Petroleum Corp.	51,665	$4,801,745

Peabody Energy Corp.	4,100	177,817

Penn Virginia Corp.	19,100	116,319

Petroleo Brasileiro S.A., ADR	78,698	2,125,633

Plains Exploration & Production Company (I)	7,980	251,370

Royal Dutch Shell PLC, ADR, Class B	23,690	1,700,942

Valero Energy Corp.	20,128	495,149

Vallares PLC (I)	8,138	130,197

Whiting Petroleum Corp. (I)	5,230	243,457

Financials 11.03%		27,394,321

Capital Markets 2.25%

Ares Capital Corp.	29,170	451,260

BlackRock, Inc.	10,140	1,599,991

CETIP SA — Balcao Organizado de Ativos e Derivativos	19,655	271,325

Greenhill & Company, Inc.	18,070	682,685

Invesco, Ltd.	17,005	341,290

SEI Investments Company	71,055	1,150,380

T. Rowe Price Group, Inc.	12,910	682,164

UBS AG (C)(I)	33,270	419,867

Commercial Banks 4.55%

Cullen/Frost Bankers, Inc.	23,265	1,140,916

First Midwest Bancorp, Inc.	38,990	351,300

First Republic Bank (I)	18,345	508,157

Hancock Holding Company	9,040	273,912

International Bancshares Corp.	28,900	523,668

M&T Bank Corp.	18,475	1,406,132

MB Financial, Inc.	16,600	275,062

PNC Financial Services Group, Inc.	22,710	1,219,754

U.S. Bancorp	51,630	1,321,212

Webster Financial Corp.	23,680	465,075

Wells Fargo & Company (C)	140,974	3,652,636

Westamerica Bancorp.	3,600	161,352

Consumer Finance 0.16%

American Express Company	7,766	393,115

Diversified Financial Services 0.87%

IntercontinentalExchange, Inc. (I)	1,100	142,868

JPMorgan Chase & Company (C)	52,820	1,836,023

Justice Holdings, Ltd. (I)	12,957	192,307

Insurance 2.66%

ACE, Ltd.	22,240	1,604,616

Alleghany Corp. (I)	900	285,588

Assured Guaranty, Ltd.	15,800	201,292

Delphi Financial Group, Inc., Class A	21,730	575,410

Marsh & McLennan Companies, Inc.	72,530	2,220,869

Platinum Underwriters Holdings, Ltd.	11,100	384,393

Primerica, Inc.	17,650	399,420

Reinsurance Group of America, Inc.	10,980	573,485

White Mountains Insurance Group, Ltd.	860	361,200

12	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Real Estate Investment Trusts 0.19%

DiamondRock Hospitality Company	32,850	$297,293

Mack-Cali Realty Corp.	6,020	168,921

Real Estate Management & Development 0.04%

Daito Trust Construction Company, Ltd.	1,000	88,811

Thrifts & Mortgage Finance 0.31%

First Niagara Financial Group, Inc.	28,460	261,547

Northwest Bancshares, Inc.	40,820	509,025

Health Care 9.14%		22,714,302

Biotechnology 1.68%

Alexion Pharmaceuticals, Inc. (I)	4,110	277,466

Amgen, Inc.	9,694	555,175

Amylin Pharmaceuticals, Inc. (I)	5,100	58,752

Biogen Idec, Inc. (I)	8,250	959,970

Celgene Corp. (I)	13,300	862,239

Gilead Sciences, Inc. (I)	22,604	941,683

Vertex Pharmaceuticals, Inc. (I)	13,290	526,151

Health Care Equipment & Supplies 2.02%

Edwards Lifesciences Corp. (I)	6,000	452,520

Gen-Probe, Inc. (I)	6,600	396,660

Haemonetics Corp. (I)	3,090	188,336

Hologic, Inc. (I)	34,220	551,626

Intuitive Surgical, Inc. (I)	2,296	996,143

Medtronic, Inc. (C)	70,044	2,433,329

Health Care Providers & Services 1.68%

Aetna, Inc.	5,700	226,632

AmerisourceBergen Corp.	6,928	282,662

Amsurg Corp. (I)	18,120	458,980

Cardinal Health, Inc.	14,519	642,756

Humana, Inc.	800	67,912

Laboratory Corp. of America Holdings (I)	2,106	176,588

UnitedHealth Group, Inc.	48,537	2,329,291

Health Care Technology 0.13%

Cerner Corp. (I)	1,200	76,116

SXC Health Solutions Corp. (I)	5,300	248,146

Life Sciences Tools & Services 1.36%

Agilent Technologies, Inc. (I)	22,690	841,118

Bruker Corp. (I)	11,273	162,669

Charles River Laboratories International, Inc. (I)	15,310	494,207

ICON PLC, ADR (I)	34,530	580,104

Life Technologies Corp. (I)	12,296	500,078

Waters Corp. (I)	9,860	789,983

Pharmaceuticals 2.27%

Abbott Laboratories	4,641	250,011

AstraZeneca PLC, ADR	15,490	742,126

Auxilium Pharmaceuticals, Inc. (I)	6,000	93,360

Eli Lilly & Company	2,060	76,550

Johnson & Johnson	24,050	1,548,580

See notes to financial statements	Annual report | Hedged Equity & Income Fund	13

	Shares	Value
Pharmaceuticals (continued)

Merck & Company, Inc.	43,450	$1,499,025

Pfizer, Inc. (C)	69,130	1,331,444

Salix Pharmaceuticals, Ltd. (I)	2,800	95,914

Industrials 13.93%		34,608,208

Aerospace & Defense 3.16%

General Dynamics Corp. (C)	38,184	2,451,031

Honeywell International, Inc.	7,280	381,472

Lockheed Martin Corp.	25,231	1,915,033

Northrop Grumman Corp. (C)	30,815	1,779,566

Rockwell Collins, Inc.	7,830	437,149

The Boeing Company	12,959	852,573

TransDigm Group, Inc. (I)	400	37,568

Air Freight & Logistics 1.17%

FedEx Corp.	5,970	488,525

United Parcel Service, Inc., Class B	34,386	2,415,273

Building Products 0.46%

Lennox International, Inc.	35,685	1,148,700

Commercial Services & Supplies 0.51%

ACCO Brands Corp. (I)	40,450	277,892

G&K Services, Inc., Class A	11,020	334,567

United Stationers, Inc.	20,160	641,290

Construction & Engineering 0.38%

Foster Wheeler AG (I)	8,200	174,824

Jacobs Engineering Group, Inc. (I)	19,825	769,210

Electrical Equipment 0.39%

Acuity Brands, Inc.	4,190	193,997

Belden, Inc.	23,890	771,169

Industrial Conglomerates 2.23%

3M Company	21,680	1,713,154

Carlisle Companies, Inc.	22,400	934,528

Danaher Corp.	11,520	556,992

General Electric Company	30,673	512,546

Tyco International, Ltd.	40,231	1,832,522

Machinery 4.08%

Albany International Corp., Class A	22,750	513,923

Caterpillar, Inc.	8,484	801,399

Cummins, Inc.	2,471	245,692

Dover Corp.	4,135	229,617

ESCO Technologies, Inc.	14,530	444,182

Flowserve Corp.	4,440	411,544

IDEX Corp.	15,355	544,335

Illinois Tool Works, Inc. (C)	33,720	1,639,804

Ingersoll-Rand PLC	8,200	255,266

Joy Global, Inc.	4,381	382,023

Mueller Industries, Inc.	14,330	579,649

Navistar International Corp. (I)	6,300	265,041

PACCAR, Inc.	34,870	1,507,779

14	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Machinery (continued)

Parker Hannifin Corp.	6,875	$560,656

Stanley Black & Decker, Inc.	26,400	1,685,640

United Tractors Tbk PT	21,500	58,573

Marine 0.23%

Kirby Corp. (I)	9,460	582,168

Professional Services 0.24%

Manpower, Inc.	4,100	176,874

Towers Watson & Company, Class A	4,930	323,901

Verisk Analytics, Inc., Class A (I)	3,000	105,450

Road & Rail 0.33%

Genesee & Wyoming, Inc., Class A (I)	9,820	581,442

Localiza Rent a Car SA	15,700	237,304

Trading Companies & Distributors 0.75%

Fastenal Company	2,800	106,652

GATX Corp.	15,010	570,080

MSC Industrial Direct Company, Inc., Class A	17,345	1,179,633

Information Technology 20.60%		51,173,324

Communications Equipment 2.89%

Acme Packet, Inc. (I)	9,850	356,669

Aruba Networks, Inc. (I)	6,000	142,140

Cisco Systems, Inc. (C)	223,516	4,141,751

F5 Networks, Inc. (I)	4,164	432,848

Juniper Networks, Inc. (I)	25,670	628,145

Polycom, Inc. (I)	14,500	239,685

QUALCOMM, Inc.	20,014	1,032,722

Riverbed Technology, Inc. (I)	7,627	210,353

Computers & Peripherals 3.73%

Apple, Inc. (C)(I)	12,519	5,067,441

Dell, Inc. (I)	29,055	459,360

Diebold, Inc.	13,830	446,432

EMC Corp. (C)(I)	89,892	2,203,253

NetApp, Inc. (I)	10,602	434,258

QLogic Corp. (I)	34,930	487,972

SanDisk Corp. (I)	3,382	171,366

Electronic Equipment, Instruments & Components 0.62%

Avnet, Inc. (I)	4,650	140,942

Coherent, Inc. (I)	5,380	274,219

Corning, Inc.	26,260	375,255

Jabil Circuit, Inc.	14,710	302,438

MTS Systems Corp.	9,400	344,698

Universal Display Corp. (I)	2,490	116,607

Internet Software & Services 1.70%

Dena Company, Ltd.	1,900	82,592

eBay, Inc. (I)	45,233	1,439,766

Google, Inc., Class A (I)	3,067	1,817,627

Gree, Inc.	2,500	81,534

IAC/InterActiveCorp	12,201	498,167

See notes to financial statements	Annual report | Hedged Equity & Income Fund	15

	Shares	Value
Internet Software & Services (continued)

LinkedIn Corp. Class A (I)	2,200	$197,780

Sohu.com, Inc. (I)	1,581	95,492

IT Services 3.43%

Automatic Data Processing, Inc.	34,807	1,821,450

Cielo SA	3,900	103,358

Cognizant Technology Solutions Corp., Class A (I)	2,657	193,297

Fiserv, Inc. (I)	12,710	748,238

International Business Machines Corp.	10,894	2,011,359

MasterCard, Inc., Class A	440	152,786

MAXIMUS, Inc.	14,840	598,646

Teradata Corp. (I)	3,800	226,708

The Western Union Company	152,342	2,661,415

Office Electronics 0.14%

Zebra Technologies Corp., Class A (I)	9,460	338,100

Semiconductors & Semiconductor Equipment 3.44%

Altera Corp.	33,667	1,276,653

Analog Devices, Inc.	40,410	1,477,794

ARM Holdings PLC, ADR	2,500	70,225

ASML Holding NV	2,400	100,632

Broadcom Corp., Class A (I)	9,970	359,817

Cavium Inc. (I)	4,000	130,760

Cypress Semiconductor Corp. (I)	12,900	246,519

Intel Corp.	41,240	1,012,030

Intersil Corp., Class A	15,178	181,681

Maxim Integrated Products, Inc.	68,140	1,782,542

Skyworks Solutions, Inc. (I)	18,600	368,466

Xilinx, Inc.	45,742	1,530,527

Software 4.65%

Activision Blizzard, Inc.	22,860	306,095

Adobe Systems, Inc. (I)	22,270	654,961

ANSYS, Inc. (I)	4,560	247,882

Autodesk, Inc. (I)	9,512	329,115

BMC Software, Inc. (I)	6,739	234,248

Cadence Design Systems, Inc. (I)	33,800	374,166

Check Point Software Technologies, Ltd. (I)	6,922	398,915

Citrix Systems, Inc. (I)	4,347	316,592

Concur Technologies, Inc. (I)	5,900	274,468

FactSet Research Systems, Inc.	4,385	435,957

MICROS Systems, Inc. (I)	2,900	142,738

Microsoft Corp.	146,854	3,910,722

Oracle Corp. (C)	82,927	2,717,518

Red Hat, Inc. (I)	7,433	369,048

Symantec Corp. (I)	5,366	91,276

TIBCO Software, Inc. (I)	10,500	303,345

VMware, Inc., Class A (I)	1,300	127,075

Websense, Inc. (I)	18,200	324,688

16	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Materials 2.76%		$6,847,133

Chemicals 1.11%

Koppers Holdings, Inc.	7,900	261,411

Monsanto Company	1,900	138,225

Praxair, Inc.	9,791	995,451

The Mosaic Company	4,400	257,664

The Sherwin-Williams Company	13,363	1,105,254

Containers & Packaging 0.47%

AptarGroup, Inc.	6,910	331,473

Graphic Packaging Holding Company (I)	54,730	241,907

Greif, Inc., Class A	3,830	171,507

Silgan Holdings, Inc.	11,000	412,940

Metals & Mining 0.99%

Cliffs Natural Resources, Inc.	3,086	210,527

Freeport-McMoRan Copper & Gold, Inc.	7,574	304,929

Glencore International PLC	81,460	568,334

Nucor Corp.	17,170	648,683

Rio Tinto PLC, ADR	3,308	178,830

Teck Resources, Ltd., Class B	5,674	227,527

United States Steel Corp.	6,100	154,696

Walter Energy, Inc.	2,194	165,976

Paper & Forest Products 0.19%

Deltic Timber Corp.	6,970	471,799

Telecommunication Services 0.90%		2,238,796

Diversified Telecommunication Services 0.49%

AT&T, Inc.	39,250	1,150,418

Verizon Communications, Inc.	2,000	73,960

Wireless Telecommunication Services 0.41%

American Tower Corp., Class A (I)	13,085	720,984

Vodafone Group PLC, ADR	10,540	293,434

Utilities 1.87%		4,650,022

Electric Utilities 0.41%

FirstEnergy Corp.	1,800	80,928

PPL Corp.	2,900	85,173

Southern Company	2,900	125,280

Unisource Energy Corp.	11,390	424,619

Westar Energy, Inc.	11,210	305,585

Gas Utilities 1.08%

Atmos Energy Corp.	9,300	319,176

New Jersey Resources Corp.	5,090	239,332

UGI Corp.	65,930	1,890,200

WGL Holdings, Inc.	5,390	230,746

Independent Power Producers & Energy Traders 0.22%

NRG Energy, Inc. (I)	25,385	543,747

See notes to financial statements	Annual report | Hedged Equity & Income Fund	17

	Shares	Value
Multi-Utilities 0.16%

Consolidated Edison, Inc.	2,100	$121,527

Dominion Resources, Inc.	2,400	123,816

Wisconsin Energy Corp.	2,300	74,589

Xcel Energy, Inc.	3,300	85,304

Preferred Securities 0.03%		$67,440

(Cost $68,816)

Consumer Staples 0.03%		67,440

Beverages 0.03%

Companhia de Bebidas das Americas, ADR	2,000	67,440

Options Purchased 6.37%		$15,826,000

(Cost $12,851,228)
	Number of
	Contracts
Put Options 6.37%		15,826,000
S&P 500 Index (Expiration Date: 6-16-12; Strike Price: $1,200;
Counterparty: Morgan Stanley Company, Inc.)	2,050	15,826,000

Short-Term Investments 7.30%		$18,129,146

(Cost $18,129,146)
	Shares
Money Market Funds 7.30%		18,129,146
State Street Institutional U.S. Government Money Market Fund,
0.0000% (Y)	18,129,146	18,129,146

Total investments (Cost $277,008,651)† 106.23%		$263,873,733

Other assets and liabilities, net (6.23%)		($15,481,484)

Total net assets 100.00%		$248,392,249

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(C) All or a portion of this security is pledged as collateral for options (see Note 3). Total collateral value at 10-31-11 was $42,684,542.

(I) Non-income producing security.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.

Value as a
			Beginning	Ending	percentage
	Acquisition	Acquisition	share	share	of Fund's	Value as of
Issuer, Description	date	cost	amount	amount	net assets	10-31-11

Allstar Co-Invest Block	8-1-11	$240,553	236,300	236,300	0.10%	$236,300
Feeder LLC
Bought: 236,300 shares

(Y) The rate shown is the annualized seven-day yield as of 10-31-11.

† At 10-31-11, the aggregate cost of investment securities for federal income tax purposes was $277,757,730. Net unrealized depreciation aggregated $13,883,997, of which $7,716,255 related to appreciated investment securities and $21,600,252 related to depreciated investment securities.

18	Hedged Equity & Income Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $277,008,651)	$263,873,733
Foreign currency, at value (Cost $681)	682
Receivable for investments sold	1,082,818
Dividends and interest receivable	152,777
Other receivables and prepaid expenses	10,813

Total assets	265,120,823

Liabilities

Payable for investments purchased	3,746,100
Written options, at value (Premiums received $9,440,111) (Note 3)	12,888,500
Payable to affiliates
Accounting and legal services fees	2,830
Trustees’ fees	534
Other liabilities and accrued expenses	90,610

Total liabilities	16,728,574

Net assets

Paid-in capital	$273,679,156
Undistributed net investment income	118
Accumulated net realized loss on investments, written options and foreign
currency transactions	(8,703,672)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	(16,583,353)

Net assets	$248,392,249

Net asset value per share

Based on 14,620,236 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$16.99

See notes to financial statements	Annual report | Hedged Equity & Income Fund	19

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 10-31-111

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$1,600,758
Interest	280
Less foreign taxes withheld	(8,652)

Total investment income	1,592,386

Expenses

Investment management fees (Note 5)	1,094,304
Accounting and legal services fees (Note 5)	15,624
Transfer agent fees	15,741
Trustees’ fees (Note 5)	5,080
Printing and postage	23,373
Professional fees	61,264
Custodian fees	28,514
Stock exchange listing fees	3,462
Other	7,637

Total expenses	1,254,999

Net investment income	337,387

Realized and unrealized loss

Net realized loss on
Investments	(8,552,423)
Written options (Note 3)	(151,249)
Foreign currency transactions	(19,968)

(8,723,640)
Change in net unrealized appreciation (depreciation) of
Investments	(13,134,918)
Written options (Note 3)	(3,448,389)
Translation of assets and liabilities in foreign currencies	(46)

(16,583,353)

Net realized and unrealized loss	(25,306,993)

Decrease in net assets from operations	($24,969,606)

1 Period from 5-26-11 (commencement of operations) to 10-31-11.

20	Hedged Equity & Income Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

Period
ended
10-31-11[1]
Increase (decrease) in net assets

From operations
Net investment income	$337,387
Net realized loss	(8,723,640)
Change in net unrealized appreciation (depreciation)	(16,583,353)

Decrease in net assets resulting from operations	(24,969,606)

Distributions to shareholders
From net investment income	(317,301)
From tax return of capital	(4,982,535)

Total distributions	(5,299,836)

From Fund share transactions (Note 6)	278,661,691

Total increase	248,392,249

Net assets

Beginning of period	—[2]

End of period	$248,392,249

Undistributed net investment income	$118

1 Period from 5-26-11 (commencement of operations) to 10-31-11.

2 Initial seed capital of $100,000 is included in Fund share transactions for the period ended 10-31-11.

See notes to financial statements	Annual report | Hedged Equity & Income Fund	21

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since commencement of operations.

COMMON SHARES Period ended	10-31-11[1]

Per share operating performance

Net asset value, beginning of period	$19.10[2]
Net investment income[3]	0.02
Net realized and unrealized loss on investments	(1.73)
Total from investment operations	(1.71)
Less distributions to common shareholders
From net investment income	(0.02)
From tax return of capital	(0.34)
Total distributions	(0.36)
Offering costs related to common shares	(0.04)
Net asset value, end of period	$16.99
Per share market value, end of period	$15.18
Total return at net asset value (%)[4]	(8.98)[5]
Total return at market value (%)[4]	(22.33)[5]

Ratios and supplemental data

Net assets applicable to common shares, end of period (in millions)	$248
Ratios (as a percentage of average net assets):
Expenses	1.15[6]
Net investment income	0.31[6]
Portfolio turnover (%)	38

1 Period from 5-26-11 (commencement of operations) to 10-31-11.
2 Reflects the deduction of a $0.90 per share sales load.
3 Based on the average daily shares outstanding.
4 Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
5 Not annualized.
6 Annualized.

22	Hedged Equity & Income Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the Fund) is a closed-end diversified management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Hedged Equity & Income Fund	23

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$40,052,350	$39,386,712	$429,338	$236,300
Consumer Staples	16,854,135	16,817,195	36,940	—
Energy	23,318,556	21,132,172	2,056,187	130,197
Financials	27,394,321	27,113,203	281,118	—
Health Care	22,714,302	22,714,302	—	—
Industrials	34,608,208	34,549,635	58,573	—
Information Technology	51,173,324	51,009,198	164,126	—
Materials	6,847,133	6,278,799	568,334	—
Telecommunication
Services	2,238,796	2,238,796	—	—
Utilities	4,650,022	4,650,022	—	—
Preferred Securities	67,440	67,440	—	—
Options Purchased	15,826,000	15,826,000	—	—
Short-Term Investments	18,129,146	18,129,146	—	—

Total Investments in
Securities	$263,873,733	$259,912,620	$3,594,616	$366,497
Other Financial
Instruments:
Written Options	($12,888,500)	($12,888,500)	—	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the period ended October 31, 2011, there were no significant transfers in or out of Level 1, Level 2 or Level 3 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income

24	Hedged Equity & Income Fund | Annual report

is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $8,053,376 of short-term and $374,834 of long-term capital loss carryforward available to offset future net realized capital gains as of October 31, 2011.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. On May 3, 2011, the Board of Trustees approved the adoption of a managed distribution plan (the Distribution Plan). Under the Distribution Plan, the Fund makes quarterly distributions of an amount equal to 1.8125% of the Fund’s net asset value as of each measuring date, based upon an annual rate of 7.25% as of such measuring dates. The amount of each quarterly distribution will be determined based on the net asset value of the Fund at the close of the NYSE on the last business day of the month ending two months prior to each quarterly declaration date.

Distributions under the Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the Fund’s net investment income and net capital gains are insufficient to meet the minimum percentage dividend. In addition, the Fund may also make additional distributions to avoid federal income and excise taxes. The final determinations of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to shareholders.

The Board of Trustees may terminate or reduce the amount distributed under the Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the Fund’s shares.

Annual report | Hedged Equity & Income Fund	25

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the period ended October 31, 2011 was as follows:

OCTOBER 31, 2011

Ordinary Income	$317,301
Tax Return of Capital	$4,982,535

As of October 31, 2011, the Fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

26	Hedged Equity & Income Fund | Annual report

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the period ended October 31, 2011, the Fund used purchased options to hedge against changes in securities markets. During the period ended October 31, 2011, the Fund held purchased options with market values ranging from $14.6 million to $15.8 million as measured at each quarter end.

During the period ended October 31, 2011, the Fund wrote option contracts to generate earnings from option premiums and reduce overall portfolio volatility. The following tables summarize the Fund’s written options activities during the period ended October 31, 2011 and the contracts held at October 31, 2011.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED (PAID)

Outstanding, beginning of period	—	—
Options written	10,660	$23,679,966
Options closed	(7,610)	(14,239,855)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	3,050	$9,440,111

	EXERCISE	EXPIRATION	NUMBER OF
NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
S&P 500 Index	$1,255	Nov 2011	1,000	$2,096,978	($2,700,000)
PUTS
S&P 500 Index	$1,075	Jun 2012	2,050	$7,343,133	($10,188,500)
Total			3,050	$9,440,111	($12,888,500)

Annual report | Hedged Equity & Income Fund	27

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2011 by risk category:

				LIABILITY
	STATEMENT OF ASSETS	FINANCIAL INSTRUMENTS	ASSET DERIVATIVES	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Investments, at value*	Purchased Options*	$15,826,000	—
	Written Options, at value	Written Options	—	($12,888,500)
			$15,826,000	($12,888,500)

* Purchased options are included in the Fund’s investments.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended October 31, 2011:

	STATEMENT OF	INVESTMENTS
RISK	OPERATIONS LOCATION	(PURCHASED OPTIONS)	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	$3,416	($151,249)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended October 31, 2011:

	STATEMENT OF	INVESTMENTS
RISK	OPERATIONS LOCATION	(PURCHASED OPTIONS)	WRITTEN OPTIONS

Equity contracts	Change in net unrealized	$2,974,772	($3,448,389)
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equal to, on an annual basis, 1.00% of the Fund’s average daily gross assets. The Adviser has a subadvisory agreement with Wellington Management Company, LLP. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the period ended October 31, 2011, were equivalent to an annual effective rate of 1.00% of the Fund’s average daily gross assets.

28	Hedged Equity & Income Fund | Annual report

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the period ended October 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily gross assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares and related offering costs for the period ended October 31, 2011 were as follows:

	Period ended 10-31-11[1]
	Shares	Amount
Shares issued	14,620,236	$279,246,500[2]
Offering costs	—	(584,809)[3]

Net increase	14,620,236	$278,661,691

1 Period from 5-26-11 (commencement of operations) to 10-31-11.

2 Net of $0.90 per share sales load of the initial offering price of $20.00 per share. On 5-26-11 the Fund completed its initial public offering of 14,015,000 common shares, and on 7-13-11 completed a supplemental offering of 600,000 common shares, each at an offering price of $20.00 per share. Underwriting commissions of $13,153,500 were paid to brokers in connection with these public offerings. Prior to the public offerings, the Fund was seeded with initial capital of $100,000 in return for 5,236 shares.

3 Offering costs of approximately $1,103,000 were absorbed by the Adviser.

On December 6, 2011, the Board of Trustees approved a share repurchase plan. Under the share repurchase plan, the Fund may purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2012 and December 31, 2012 (based on common shares outstanding as of December 31, 2011).

Affiliates of the Trust owned less than 1% of shares of beneficial interest on October 31, 2011.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $342,903,201 and $88,314,361, respectively, for the period ended October 31, 2011.

Annual report | Hedged Equity & Income Fund	29

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Hedged Equity & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Hedged Equity & Income Fund (the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period May 26, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2011

30	Hedged Equity & Income Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year end October 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends-received deduction.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Eligible shareholders will be mailed a 2011 Form 1099-DIV in early 2012. This Form will reflect the tax character of all distributions for calendar year 2011.

Annual report | Hedged Equity & Income Fund	31

Additional information

Unaudited

Investment objective and policy

The Fund is a closed-end diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the NYSE. The Fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The Fund uses an equity strategy (the “equity strategy”) and an actively managed option overlay strategy (the “option overlay strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection. The equity strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the equity strategy is to participate in and capture the broader equity market returns in rising market conditions, while seeking to limit losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies. The option overlay strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index puts).

Bylaws

On December 6, 2011, the Fund’s By-laws were amended with respect to the period during which a shareholder proposal for Trustee nominations and other proposals by the Fund’s shareholders would need to be submitted to the Fund to be considered timely. Among other conditions, the revised provision requires that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered (i) not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and (ii) not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Fund.

Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the period ended October 31, 2011, dividends from net investment income totaling $0.0217 per share and return of capital totaling $0.3408 per share were paid to shareholders. The date of payment and the amount per share are as follows:

PAYMENT DATE	DISTRIBUTIONS

September 19, 2011	$0.3625

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon (the Plan Agent). Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

32	Hedged Equity & Income Fund | Annual report

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it

Annual report | Hedged Equity & Income Fund	33

will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-800-231-5469 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

34	Hedged Equity & Income Fund | Annual report

Board Consideration of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Hedged Equity & Income Fund (the Fund) met in-person on August 29–31 and December 5–7, 2010 to consider the initial approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the initial approval of the investment subadvisory agreement (the Subadvisory Agreement) between the Adviser and Wellington Management Company, LLP (the Subadviser) on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform the various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have hired independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committee A is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated an Independent Trustee as Vice Chairperson to serve in the absence of the Chairperson. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

At in-person meetings held on August 29–31 and December 5–7, 2010, the Board reviewed materials relating to its consideration of the Agreements. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

In determining to approve the Agreements, the Board met with the relevant investment advisory personnel from the Adviser and the Subadviser and considered all information reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the August and December 2010 meetings relating to its consideration of the Agreements, including (a) fees and estimated expense ratios of the Fund in comparison to the fees and expense ratios of a FundData/UBS peer group of funds selected by the Adviser (the Category) and an existing closed-end fund managed by the Adviser; (b) information regarding the Adviser’s and Subadviser’s economic outlook for the Fund and their general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of the Adviser; (d) information regarding compliance records and regulatory matters relating to the Adviser and Subadviser; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Annual report | Hedged Equity & Income Fund	35

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services expected to be provided by the Adviser and the Subadviser, including the investment advisory services. The Board received information concerning the investment philosophy and investment process to be used by the Adviser and Subadviser in managing the Fund, as well as a description of the capabilities, personnel and services of the Adviser and Subadviser. The Board considered the scope of the services to be provided by the Adviser and Subadviser to the Fund under the Agreements relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreements was comparable to that found generally in investment company advisory and subadvisory agreements. The Board concluded that the scope of the Adviser’s and Subadviser’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board also considered the quality of the services to be provided by the Adviser and Subadviser to the Fund. The Trustees evaluated the procedures of the Adviser and Subadviser designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their code of ethics (regulating the personal trading of their officers and employees), the procedures by which the Adviser and Subadviser allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of compliance of the Adviser and Subadviser in each of these matters. The Trustees also considered the responsibilities of the Adviser’s and Subadviser’s compliance departments, and a report from the Fund’s Chief Compliance Officer (CCO) regarding the CCO Office’s review of the Subadviser’s compliance program.

The Board considered, among other factors, the number, education and experience of the Adviser’s and Subadviser’s investment professionals and other personnel who would provide services under the Agreements. The Trustees also took into account the time and attention to be devoted by senior management of the Adviser and Subadviser to the Fund. The Trustees also considered the business reputation of the Adviser and Subadviser and their financial resources and concluded that they would be able to meet any reasonably foreseeable obligation under the Agreements.

The Board also considered, among other things, the nature, cost and character of advisory and non-investment advisory services provided by the Adviser and its affiliates and by the Subadviser. The Board noted that the Adviser and its affiliates will provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as will be necessary for the operations of the Fund.

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to such other clients under similar investment mandates, the services provided to such other clients as compared to the services provided to the Fund, the performance of such other clients and other factors relating to such other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the generally higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

36	Hedged Equity & Income Fund | Annual report

Fund performance

The Board did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the December 2010 meeting.

Expenses and fees

In connection with the initial approval of the Agreements, the Board reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Category. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other types of clients with similar investment mandates.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered estimated expense information regarding the Fund’s various expense components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the other funds in the Category. The Board also received and considered estimated expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking any fee waiver/expense reimbursement arrangement into account (Net Expense Ratio). The Board received and considered information comparing the Fund’s estimated Gross Expense Ratio and Net Expense Ratio to that of the funds in the Category. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund.

Following consideration of this information, the Board, including the Independent Trustees, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services expected to be provided.

As the Fund had not commenced operations as of the date of the December 2010 meeting, the Adviser was not able to provide the Board with specific information concerning the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund. The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the subadvisory fee under the Subadvisory Agreement had been negotiated by the Adviser and the Subadviser on an arm’s-length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to approve the Subadvisory Agreement.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Since the Fund is newly formed, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Annual report | Hedged Equity & Income Fund	37

The Board, including all of the Independent Trustees, concluded that these ancillary benefits that the Adviser, the Subadviser and their affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other mutual fund sponsors.

Board determination

The Board approved the Advisory Agreement between the Adviser and the Fund for a two-year term and the Subadvisory Agreement between the Adviser and the Subadviser with respect to the Fund for a two-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination.

38	Hedged Equity & Income Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2011	46

Chairman (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2011	46

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2011	46

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson, Born: 1952	2011	46

President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2,3] Born: 1938	2011	46

Vice Chairman (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

Annual report | Hedged Equity & Income Fund	39

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2011	46

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore,[2] Born: 1939	2011	46

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2011	46

Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairperson of the Board of the Trust (during 2009 and 2010); Principal, PMP Globalinc (consulting) (2007–2011);
Senior Associate, Institute for Higher Education Policy (2007–2011); Executive Director, CIES
(international education agency) (until 2007); Vice President, Institute of International Education (until
2007); Former President Wells College, St. Lawrence University and the Association of Colleges and
Universities of the State of New York. Director of the following: Mutual Fund Directors Forum (since
2011); Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison
(since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International
Educational Exchange (since 2003).

Gregory A. Russo, Born: 1949	2011	46

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2011	46

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

40	Hedged Equity & Income Fund | Annual report

Non-Independent Trustees[4] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2011	46

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2011

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2011

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2011

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Hedged Equity & Income Fund	41

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2011

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2011

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2011

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since
October 2010) and (2007–2009); Assistant Treasurer, John Hancock retail funds (2007–2009);
Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management
Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring at the third annual meeting of shareholders; Ms. Jackson, Mr. McHaffie, Ms. McGill Peterson and Mr. Pruchansky serve as Trustees for a term expiring at the second annual meeting of shareholders; and Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring at the first annual meeting of shareholders.

2 Member of the Audit Committee.

3 Mr. Ladner’s term of office will end when he retires as a Trustee on 12-31-11.

4 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

42	Hedged Equity & Income Fund | Annual report

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky	Keith F. Hartstein	John Hancock Advisers, LLC
Chairman	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham		Wellington Management
Deborah C. Jackson	Andrew G. Arnott	Company, LLP
Charles L. Ladner*	Senior Vice President
Vice Chairman	and Chief Operating Officer	Custodian
Stanley Martin*		State Street Bank and
Hugh McHaffie†	Thomas M. Kinzler	Trust Company
Dr. John A. Moore*	Secretary and Chief Legal Officer
Patti McGill Peterson*		Transfer agent
Gregory A. Russo	Francis V. Knox, Jr.	Mellon Investor Services
John G. Vrysen†	Chief Compliance Officer
Legal counsel
*Member of the	Charles A. Rizzo	K&L Gates LLP
Audit Committee	Chief Financial Officer
†Non-Independent Trustee		Independent registered
	Salvatore Schiavone	public accounting firm
	Treasurer	PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HEQ

For shareholder assistance refer to page 34

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Annual report | Hedged Equity & Income Fund	43

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P150A 10/11
12/11

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2011, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $45,233 for the fiscal period ended October 31, 2011. John Hancock Hedged Equity & Income Fund commenced operations on May 26, 2011.These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees for the fiscal period ended October 31, 2011 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,390 for the fiscal period ended October 31, 2011. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The fees billed to the registrant for products and services provided by the principal accountant other than services reported in paragraphs (a) through (c) of this Item 4 were $27,973 for the fiscal period ended October 31, 2011. The nature of the services comprising the fees disclosed in this category consisted mainly of performance of agreed upon procedures required for the public offering of shares. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2011, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $1,703,141 for the fiscal year ended October 31, 2011.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. As of October 31, 2011, the members of the audit committee were as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Charles L. Ladner
Patti McGill Peterson

Effective January 1, 2012, the members of the audit committee are as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Patti McGill Peterson
James F. Carlin

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company, LLP (Wellington Management) portfolio managers Management Biographies and Fund Ownership

Below is a list of the Wellington Management portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2011.

Kent M. Stahl, CFA
Senior Vice President and Director of Investments and Risk Management,
Wellington Management Company, LLP since 1998
Joined Fund team since its inception (2011)
Fund ownership — None

Gregg R. Thomas, CFA
Vice President and Director of Risk Management,
Wellington Management Company, LLP since 2001
Joined Fund team since its inception (2011)
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total net assets in the table is as of October 31, 2011. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, pooled separate accounts, and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
Kent M. Stahl, CFA	Other Registered Investment Companies: 7 accounts with
total net assets of approximately
$8,625 million
Other Pooled Investment Vehicles: 2 accounts
with total net assets of approximately
$300 million
Other Accounts: None

Gregg R. Thomas, CFA	Other Registered Investment Companies: 4 accounts with
total net assets of approximately
$2,849 million
Other Pooled Investment Vehicles: 2 accounts with total net
assets of approximately
$300 million
Other Accounts: None

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Finally, Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on bealf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of October 31, 2011.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) includes a base salary. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an investment professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.

The Investment Professionals also may be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Stahl is a partner of the firm.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(3) Contact person at the registrant.

(c)(4) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Keith F. Hartstein
------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date:	December 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date:	December 13, 2011

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 13, 2011